UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

June 7, 2024 (June 6, 2024)
Date of Report (date of earliest event reported)

Rimini Street, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37397	36-4880301
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1700 S. Pavilion Center Drive, Suite 330
Las Vegas, NV 89135
(Address of principal executive offices) (Zip Code)

(702) 839-9671
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock, par value $0.0001 per share	RMNI	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2) of this chapter.
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

ITEM 3.03	MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS
To the extent required by Item 3.03 of Form 8-K, the information contained in Item 5.03 below is incorporated into this Item 3.03 by reference.

ITEM 5.03	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR
As disclosed in Item 5.07 below, on June 6, 2024, at the 2024 Annual Meeting of Stockholders (the “Annual Meeting”) of Rimini Street, Inc. (the “Company”), upon the recommendation of the Company’s Board of Directors (the “Board”), the Company’s stockholders approved an amendment (the “Amendment”) to the Company’s Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) to include the exculpation of officers as permitted by Delaware law, as further described in “Proposal No. 2 — Approval of an Amendment to the Company’s Amended and Restated Certificate of Incorporation to Include the Exculpation of Officers as Permitted by Delaware Law” on pages 23-24 of the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on April 29, 2024 (the “2024 Proxy Statement”) and previously approved by the Board. The Company filed a Certificate of Amendment (the “Certificate of Amendment”) to its Certificate of Incorporation with the State of Delaware Department of State: Division of Corporations following the adjournment of the Annual Meeting on June 6, 2024 to reflect the Amendment, which became effective upon filing of the Certificate of Amendment. The foregoing description of the Certificate of Amendment is qualified in its entirety by reference to the full text of the Certificate of Amendment, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated into this Item 5.03 by reference.

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
On June 6, 2024, the Company held its 2024 Annual Meeting virtually via live audio webcast. A total of 90,390,469 shares of common stock, par value $0.0001 per share (“Common Stock”), were issued and outstanding and entitled to vote as of April 15, 2024, the record date for the Annual Meeting. There were 80,880,828 shares of Common Stock represented in person or by proxy at the Annual Meeting (representing approximately 89.5% of the voting power of the Company’s outstanding capital stock), constituting a quorum.
The stockholders were asked to vote on four proposals. Set forth below are the matters acted upon by the stockholders at the Annual Meeting, as further described in the 2024 Proxy Statement, and the final voting results for each such proposal:
Proposal 1: Election of one Class I director nominee, to hold office until the 2027 annual meeting of stockholders and until his successor is elected and qualified:

Nominees	For	Withheld	Broker Non-Votes
Jack L. Acosta	60,791,110	12,342,952	7,746,766
Proposal 2: Approval of an Amendment to the Company’s Amended and Restated Certificate of Incorporation to Include the Exculpation of Officers as Permitted by Delaware Law:

For	Against	Abstain	Broker Non-Votes
69,785,882	3,234,055	114,125	7,746,766
Proposal 3: Non-binding, advisory vote on the compensation of the Company’s Named Executive Officers, as further described in the Notice and Proxy Statement distributed in advance of the Annual Meeting (Say-on-Pay Vote):

For	Against	Abstain	Broker Non-Votes
68,575,052	2,668,349	1,890,661	7,746,766

Proposal 4: Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024:

For	Against	Abstain	Broker Non-Votes
80,766,983	104,252	9,593	0

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)    Exhibits.

Exhibit No.	Exhibit Title

3.1	Certificate of Amendment Dated June 6, 2024 to the Amended and Restated Certificate of Incorporation of Rimini Street, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

RIMINI STREET, INC.

Dated: June 7, 2024	By:	/s/ Seth A. Ravin
Name: Seth A. Ravin
Title: President and Chief Executive Officer

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